                                                                    EXHIBIT 99.1

                                  [QUANTA LOGO]

                                          Investor Contact:   Jonathan J.R. Dodd
                                                              441.294.6355

                                             Media Contact:   Sabrena E. Tufts
                                                              441.294.6377

             QUANTA ANNOUNCES SECOND QUARTER 2006 FINANCIAL RESULTS

HAMILTON, BERMUDA - AUGUST 8, 2006 - Quanta Capital Holdings Ltd. (NASDAQ: QNTA)
today reported financial results for the second quarter ended June 30, 2006.
Quanta's book value per share at June 30, 2006 was $4.63 per share as compared to book value per share at March 31, 2006 of $5.25 per share and its net loss for the second quarter of 2006 was $42.9 million, or $0.61 per diluted share.
This compares to a net income of $8.5 million, or $0.15 per diluted share, for the second quarter of 2005.

Net loss excluding net realized losses on investments for the second quarter of
2006 was $36.2 million, or $0.52 per diluted share. This compares to net Income excluding realized gains on investments for the second quarter of 2005 of $7.7 million, or $0.14 per diluted share.

Second quarter 2006 results include additional provision for employee severance of approximately $10.7 million which is a direct result of the Company's decision to place most of its specialty insurance and reinsurance lines into orderly run-off and $3.6 million in additional losses from the 2005 hurricanes.
The Company also recognized $12.6 million as goodwill impairment expense related to its investment in ESC as Quanta's insurance companies are no longer writing environmental policies that complement ESC's ongoing business.

The Company continues to pursue strategic alternatives which may include the sale of the Company or some or all of its businesses, the commutation of certain contracts, sale of renewal rights of certain business lines, the engagement of an administrator to run-off all or a portion of its book of business or a combination of one or more of these alternatives.

Key developments during the second quarter of 2006 also included the decision to cease underwriting or seeking new business and to place most of its remaining specialty insurance and reinsurance lines into orderly run-off following A.M.
Best rating actions and the subsequent withdrawal of its ratings. Quanta's
Lloyd's syndicate and environmental consulting business, ESC, are not included in the run-off plan and will continue to seek new business. Also during the quarter, the A.M. Best rating action caused a default under Quanta's credit facility. Quanta obtained a waiver of this default until August 11, 2006 and

                                     -more-

continues to work with the lenders and others regarding an amendment to the credit facility and an extension to the waiver period. Lastly, during the second quarter of 2006, Quanta has started the process of communicating its run-off plan with its regulators.

Gross written premiums for the second quarter of 2006 were $32.9 million and net written premiums were $10.1 million. This includes $23.3 million and $15.8 in gross and net written premium from Lloyd's and $24.9 million and $10.4 million in gross and net written premium from our home builder's program, known as HBW.
We expect that HBW will continue to generate premium until December 2006 when it will be terminated. The Company also returned $27.7 million in gross written premium to policyholders following policy cancellation and commutations. In future periods, the Company believes that comparisons versus prior year results are not meaningful as the Company is underwriting a limited amount of new policies.

Net premiums earned in the second quarter were $60.4 million. Specialty insurance contributed $51.2 million of the net premiums earned and specialty reinsurance contributed $9.2 million. Technical services revenues for the second quarter of 2006 were $7.8 million compared to revenues of $7.2 million for the second quarter of 2005.

Quanta will host a conference call to discuss second quarter 2006 results at
9:00 a.m. Eastern Time on Wednesday, August 9, 2006. A live webcast of this call will be available at www.quantaholdings.com and will be archived on Quanta's website. A telephone replay of the conference call also will be available beginning on August 9, 2006 at 11:00 a.m. Eastern Time, until August 16, 2006.
To access the replay, domestic callers should dial 888-286-8010 and international callers should dial +617-801-6888. All callers should provide pass code #74520361.

Net loss excluding net realized gains and losses on investments is a non-GAAP financial measure. A reconciliation of this measure to the Company's net loss is presented at the end of this release.

ABOUT QUANTA CAPITAL HOLDINGS LTD.

Quanta Capital Holdings Ltd., a Bermuda holding company, operates its Lloyd's syndicate in London and its environmental consulting business through
Environmental Strategies Consulting (ESC) in the United States. The Company is
in the process of running off its remaining business lines. The Company maintains offices in Bermuda, the United Kingdom, Ireland and the United States.

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law, which reflect the
Company's current views with respect to future events and financial performance.
Statements which include the words "believes," "expects," "intends,"
"estimates," "projects," "predicts," "assumes," "anticipates," "plans," and
"seeks" and comparable terms of a future or forward-looking nature identify forward-looking statements in

                                     -more-

form for purposes of the U.S. federal securities laws or otherwise. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation
Reform Act of 1995. As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. These include, but are not limited to, the
Company's ability to effectively implement and manage the run-off of its business lines; unfavorable claims experience related to the run-off of the
Company's business lines; the effect of a further downgrade by A.M. Best of the
Company's financial strength rating, including a default under the Company's credit facility; the ability of the Company to pay dividends to the holders of the series A preferred and common shares; the Company's analysis of its business lines and internal operations and identification of steps it should take to preserve shareholder value; the Company's inability to attract, integrate and retain members of its management team and key employees; implementation of any changes based on the Company's analysis of its business, the run-off of its business or any strategic alternatives, which involves substantial uncertainties and risks that may result in unforeseen expenses and costs; the Company's loss estimates relating to its exposure to Hurricanes Katrina, Rita and Wilma are preliminary and the actual amount of losses may vary significantly from its estimates based on such data; the failure to remedy any weakness found in the
Company's evaluations of controls required by Section 404 of the Sarbanes-Oxley
Act of 2002; large aggregate exposures in certain lines of business; the failure of any of the loss limitation methods; competition; other rating agency actions;
uncertainties in the Company's reserving process; a change in the Company's tax status; acceptance of the Company's products that the Company continues to offer; the availability of reinsurance or retrocessional coverage; changes in accounting policies; changes in general economic conditions; the Company's limited operating history; risks relating to reliance on program managers; the
Company's inability to maintain or enter into adequate credit facilities and other factors detailed in the Company's filings with the U.S. Securities and
Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements to reflect subsequent events or circumstances.

                                     -more-

                          QUANTA CAPITAL HOLDINGS LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                             THREE MONTHS   THREE MONTHS    SIX MONTHS    SIX MONTHS
                                                 ENDED         ENDED          ENDED         ENDED
                                                6/30/06        6/30/05       6/30/06       6/30/05
                                             ------------   ------------   -----------   -----------

Gross premiums written                       $    32,899     $   168,548   $   147,768   $   341,274
                                             ===========     ===========   ===========   ===========
Net premiums written                         $    10,144     $   127,364   $    72,858   $   270,241
                                             ===========     ===========   ===========   ===========
Net premiums earned                               60,405         105,009       139,973       196,494
Technical services revenues                        7,810           7,176        15,551        14,327
Net investment income                             11,753           6,187        22,529        11,412
Net realized (losses) gains on investments        (6,728)            862       (15,048)          379
Net foreign exchange (losses) gains               (1,375)             88        (1,694)          (24)
Other income                                         492           3,068         1,529         4,755
                                             -----------     -----------   -----------   -----------
   Total revenues                                 72,357         122,390       162,840       227,343
Net losses and loss expenses incurred             49,501          62,519       103,883       120,015
Acquisition expenses                              10,260          19,243        24,193        39,720
Direct technical services costs                    5,225           5,999        10,225        10,860
General and administrative expenses               35,695          23,976        65,718        44,847
Loss on impairment of goodwill                    12,561              --        12,561            --
Interest expense                                   1,344             944         2,606         1,771
Depreciation and amortization                        672             959         1,742         1,801
                                             -----------     -----------   -----------   -----------
   Total expenses                                115,258         113,640       220,928       219,014
   (Loss) income before income taxes             (42,901)          8,750       (58,088)        8,329
Income tax expense                                    33             220            65           442
                                             -----------     -----------   -----------   -----------
   Net (loss) income                             (42,934)          8,530       (58,153)        7,887
Dividends on preferred shares                         --              --         1,916            --
                                             -----------     -----------   -----------   -----------
   Net (loss) income available to
      ordinary shareholders                      (42,934)          8,530       (60,069)        7,887
                                             ===========     ===========   ===========   ===========
Weighted average number of common
shares and common share equivalents
- basic                                       69,956,211      56,801,890    69,951,536    56,800,054
- diluted                                     69,956,211      56,801,890    69,951,536    56,800,054
Net loss per common share
- basic (loss) income per share                    (0.61)           0.15         (0.86)         0.14
- diluted (loss) income per share                  (0.61)           0.15         (0.86)         0.14
                                             ===========     ===========   ===========   ===========

                                    - more -

                          QUANTA CAPITAL HOLDINGS LTD.
                           CONSOLIDATED BALANCE SHEETS
                            (Unaudited, in thousands)

                                                           AS OF       AS OF
                                                          6/30/06     12/31/05
                                                        ----------   ---------
ASSETS
Investments at fair market value
   Available for sale investments                       $  800,059   $  699,121
   Trading investments related to deposit liabilities       35,728       38,316
                                                        ----------   ----------
                                                           835,787      737,437
Cash and cash equivalents                                   70,032      178,135
Restricted cash and cash equivalents                        87,959       82,843
Accrued investment income                                    6,820        5,404
Premiums receivable                                        106,801      146,837
Losses and loss adjustment expenses recoverable            213,513      190,353
Other accounts receivable                                    9,057       11,434
Net receivable for investments sold                             --        3,047
Deferred acquisition costs                                  20,361       33,117
Deferred reinsurance premiums                               85,809      112,096
Property and equipment, net                                  3,768        5,034
Goodwill and other intangible assets                        11,859       24,877
Other assets                                                28,717       21,477
                                                        ----------   ----------
   TOTAL ASSETS                                         $1,480,483   $1,552,091
                                                        ==========   ==========
LIABILITIES
Reserve for losses and loss expenses                    $  629,671   $  533,983
Unearned premiums                                          245,742      336,550
Environmental liabilities assumed                            4,254        5,911
Reinsurance balances payable                                53,111       57,499
Accounts payable and accrued expenses                       42,809       39,051
Net payable for investments purchased                        1,615           --
Deposit liabilities                                         37,751       51,509
Deferred income and other liabilities                        4,747        9,729
Junior subordinated debentures                              61,857       61,857
                                                        ----------   ----------
   Total liabilities                                    $1,081,557   $1,096,089
                                                        ==========   ==========
MANDATORILY REDEEMABLE PREFERRED SHARES                 $   74,998   $   71,838
SHAREHOLDERS' EQUITY
Common shares                                           $      700   $      699
Additional paid-in capital                                 582,543      581,929
Accumulated deficit                                       (259,079)    (199,010)
Accumulated other comprehensive loss                          (236)         546
                                                        ----------   ----------
   Total shareholders' equity                           $  323,928   $  384,164
                                                        ----------   ----------
   TOTAL LIABILITIES, REDEEMABLE PREFERRED SHARES
      AND SHAREHOLDERS' EQUITY                          $1,480,483   $1,552,091
                                                        ==========   ==========

                                    - more -

                          QUANTA CAPITAL HOLDINGS LTD.
                              TOTAL CAPITALIZATION
                            (Unaudited, in thousands)

                                                                                          AS OF
                                                                     AS OF JUNE 30,   DECEMBER 31,
                                                                          2006            2005
                                                                     --------------   ------------

DEBT OUTSTANDING:
   Revolving credit facility (1)
   Junior subordinated debentures                                       $  61,857       $  61,857

MANDATORILY REDEEMABLE PREFERRED SHARES:
Redeemable preferred shares ($0.01 par value; 25,000,000 shares authorized; 3,130,525 issued and outstanding, at June 30, 2006
   and 3,000,000 issued and outstanding, at December 31, 2005 (2)          74,998          71,838

SHAREHOLDERS' EQUITY:
Common shares ($0.01 par value; 200,000,000 common shares
   authorized, 69,981,925 issued and outstanding, at June 30, 2006
   and 69,946,861 issued and outstanding, at December 31, 2005)               700             699
Additional paid-in capital                                                582,543         581,929
Accumulated deficit                                                      (259,079)       (199,010)
Accumulated other comprehensive (loss) income                                (236)            546
                                                                        ---------       ---------
      Total shareholders' equity                                        $ 323,928       $ 384,164
                                                                        ---------       ---------
      TOTAL CAPITALIZATION                                              $ 460,783       $ 517,859
                                                                        =========       =========
TOTAL DEBT TO TOTAL CAPITAL RATIO (3)                                         30%             26%

(1.) Consisted of a $250 million secured letter of credit and revolving credit facility dated July 11, 2005. The total commitment of $250 million was reduced to $225 million in the three months ended June 30. As of June 30,
     2006, $211.5 million of letters of credit were outstanding under this facility. No revolving credit borrowings or amounts drawn under the letters of credit were outstanding as of June 30, 2006.

(2.) This table does not give effect to warrants and options outstanding for
     4,629,690 common shares at June 30, 2006.

(3.) The debt to total capital ratio is calculated as the sum of the revolving credit facility, junior subordinated debentures and redeemable preferred shares, or Total Debt, divided by the sum of Total Debt and Total
     Shareholders' Equity, or Total Capitalization.

                                    - more -

                          QUANTA CAPITAL HOLDINGS LTD.
                   NON-GAAP FINANCIAL MEASURE RECONCILIATIONS
                    (in thousands, except per share amounts)
                                   (Unaudited)

In addition to the GAAP financial measures and the ratios included within this release, the Company has presented "net loss excluding net realized gains and losses on investments" which is a non-GAAP financial measure.

NET LOSS EXCLUDING NET REALIZED GAINS AND LOSSES ON INVESTMENTS

The Company has included the "net loss excluding net realized gains and losses on investments" measure as it believes that security analysts, rating agencies and investors believe that realized gains and losses are largely opportunistic and are a function of economic and interest rate conditions. As a result, the
Company believes that they evaluate the net loss before realized gains or losses to make performance comparisons with the Company's industry peers.

                                                            THREE MONTHS   THREE MONTHS   SIX MONTHS   SIX MONTHS
                                                                ENDED          ENDED         ENDED        ENDED
                                                               6/30/06        6/30/05       6/30/06      6/30/05
                                                            ------------   ------------   ----------   ----------

Net (loss) income available to ordinary shareholders          $(42,934)       $8,530       $(60,069)     $7,887
Adjustment for net realized losses (gains) on investments        6,728          (862)        15,048        (379)
Adjustment for associated tax impact of net realized
   (losses) gains on investments                                    --            --             --          --
                                                              --------        ------       --------      ------
Net (loss) income excluding realized losses (gains) on
   investments                                                $(36,206)       $7,668       $(45,021)     $7,508
                                                              ========        ======       ========      ======

Net (loss) income per share - basic and diluted               $  (0.61)       $ 0.15       $  (0.86)     $ 0.14
Adjustment for net realized losses (gains) on investments         0.09         (0.01)          0.22       (0.01)
Adjustment for associated tax impact of net realized
   (losses) gains on investments                                    --            --             --          --
                                                              --------        ------       --------      ------
Net (loss) income per share excluding realized losses
   (gains) on investments - basic and diluted                 $  (0.52)       $(0.14)      $  (0.64)     $ 0.13
                                                              ========        ======       ========      ======

                                    - more -

                         QUARTERLY FINANCIAL INFORMATION
                    (in thousands, except per share amounts)
                                   (Unaudited)

The following is a summary of quarterly financial data for the quarter ended
June 30, 2006 and for the four quarters ending March 31, 2006.

                                              QUARTER     QUARTER     QUARTER     QUARTER     QUARTER
                                               ENDED       ENDED       ENDED       ENDED       ENDED
                                              6/30/06     3/31/06     12/31/05    9/30/05     6/30/05
                                             ---------   ---------   ---------   ---------   ---------

Gross premiums written                       $  32,899   $ 114,869   $  96,119   $ 171,542   $ 168,548
Net premiums written                            10,144      62,714       3,835     115,965     127,364
                                             ---------   ---------   ---------   ---------   ---------
Net premium earned                              60,405      79,568      67,034     100,546     105,009
Technical service revenues                       7,810       7,741      15,750      16,019       8,233
Net investment income                           11,753      10,776       8,778       6,991       6,187
Net realized (losses) gains on investments      (6,728)     (8,320)    (12,231)     (1,168)        862
Other (loss) income                               (883)        718         416       1,634       2,099
                                             ---------   ---------   ---------   ---------   ---------
   Total revenues                               72,357      90,483      79,747     124,022     122,390
                                             ---------   ---------   ---------   ---------   ---------
Net losses and loss expenses incurred          (49,501)    (54,382)    (82,982)   (121,087)    (62,519)
Acquisition costs                              (10,260)    (13,933)     (6,906)    (22,998)    (19,243)
Direct technical service costs                  (5,225)     (5,000)    (13,034)    (13,133)     (5,999)
General and administrative expenses            (35,695)    (30,023)    (29,509)    (23,574)    (23,976)
Loss on impairment of goodwill                 (12,561)         --          --          --          --
Interest expense                                (1,344)     (1,262)     (1,195)     (1,200)       (944)
Depreciation and amortization                     (672)     (1,070)     (1,109)     (1,079)       (959)
                                             ---------   ---------   ---------   ---------   ---------
   Total expenses                             (115,258)   (105,670)   (134,735)   (183,071)   (113,640)
                                             ---------   ---------   ---------   ---------   ---------
Net (loss) income before income taxes          (42,901)    (15,187)    (54,988)    (59,049)      8,750
Income tax expense (benefit)                        33          32        (234)         35         220
                                             ---------   ---------   ---------   ---------   ---------
Net (loss) income                              (42,934)    (15,219)    (54,754)    (59,084)      8,530
Dividends on preferred shares                       --       1,916          --          --          --
                                             ---------   ---------   ---------   ---------   ---------
Net (loss) income available to ordinary
   shareholders                                (42,934)    (17,135)    (54,754)    (59,084)      8,530
                                             =========   =========   =========   =========   =========
Basic (loss) income per share                $   (0.61)  $   (0.24)  $   (0.94)  $   (1.04)  $    0.15
Diluted (loss) income per share              $   (0.61)  $   (0.24)  $   (0.94)  $   (1.04)  $    0.15

                                    # # # # #